Segment information	12 Months Ended
Dec. 31, 2021
Disclosure of operating segments [abstract]
Segment information
2.2 Segment information
Operating segments are defined as components of an entity for which discrete financial information is available and is regularly reviewed by the Chief Operating Decision Maker (“CODM”) in making decisions regarding resource allocation and performance assessment.
On’s CODM is the On Executive Team which consists of the three Co-Founders and the two Co-CEOs. The CODM does not regularly review financial information for any individual component, such as sales channels, geographic regions or product groups that would allow decisions to be made about allocation of resources or performance.
On operates as single-brand consumer products business and therefore has a single reportable segment. This is primarily due to On’s business activities which focus on driving sales growth by increasing overall brand awareness and market share. The key operating expenditures related to cost of sales, distribution, selling, marketing and general and administrative expenses, are either not differentiated across individual components, or are managed to benefit the entire On brand irrespective of the impact on the potential profitability of a particular component.
The following table reports the carrying amount of On’s non-current assets by geographic area:

(CHF in thousands)	12/31/2021	12/31/2020

Europe	176,191	83,383
thereof Switzerland	168,864	82,288
North America	82,377	9,826
Asia-Pacific	12,326	6,067
Rest of World	1,030	1,030
Non-current assets	271,923	100,305